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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-65977, 333-65979, 333-65983, 333-65985,
333-69253, 333-80953, 333-80955, 333-80957, 333-80951, 333-80959) and on Form
S-3 (No. 333-88573) of Conoco Inc. of our report dated February 19, 2001 relating to the financial statements and of our report dated March 9, 2001 related to the financial statement schedule, which appears in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 12, 2001